UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2025
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MSC INDUSTRIAL DIRECT CO., INC.
(Exact name of registrant as specified in its charter)
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New York	1-14130	11-3289165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Broadhollow Road, Suite 1000, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (516) 812-2000

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	MSM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On July 22, 2025, Kristen Actis-Grande notified MSC Industrial Direct Co., Inc. (the “Company”) of her decision to voluntarily resign from her positions as Executive Vice President and Chief Financial Officer of the Company, effective August 8, 2025, to pursue an opportunity at another publicly traded company. Ms. Actis-Grande’s decision to resign her current positions is not the result of any disagreements with the Company with respect to its operations, policies or practices.

Greg Clark, age 57, has been appointed interim Chief Financial Officer of the Company, effective August 8, 2025. Mr. Clark has served as the Company’s Vice President of Finance and Corporate Controller since April 2018. Previously, he served as the interim Chief Financial Officer from January 2020 to August 2020 and Senior Director of Finance from September 2012 to April 2018. Prior to that, Mr. Clark held various positions of increasing responsibility at the Company since joining the Company in 2003. No plan, award under any plan, contract or arrangement was entered into in connection with Mr. Clark’s appointment to serve as interim Chief Financial Officer. There is no arrangement or understanding between Mr. Clark and any other person pursuant to which he was appointed as interim Chief Financial Officer.

The Company will conduct a comprehensive search to identify a permanent Chief Financial Officer.

Item 7.01. Regulation FD Disclosure

On July 28, 2025, the Company issued a press release regarding Ms. Actis-Grande’s resignation and Mr. Clark’s appointment, and to provide a brief update on the business. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01 of this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits:

99.1	Press Release, dated July 28, 2025.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSC INDUSTRIAL DIRECT CO., INC.

Date:	July 28, 2025	By:	/s/ NEAL DONGRE
		Name:	Neal Dongre
		Title:	Senior Vice President, General Counsel and Corporate Secretary
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